United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2004

Hercules Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-00496	51-0023450

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Hercules Plaza
1313 North Market Street
Wilmington, Delaware 19894-0001

(Address of principal executive offices) (Zip Code)

(302) 594-5000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
Registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

As of September 27, 2004, Brian L. Pahl ceased being the President of Hercules' Pulp and Paper Division ("PPD") and as of September 30, 2004, he will cease to be a Hercules employee.  A global search (including internal and external candidates) will be conducted for a new President of PPD.  Until the search is completed, Craig A. Rogerson (Hercules' President and Chief Executive Officer) will assume the additional responsibility of leading PPD.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 29, 2004	By:

HERCULES INCORPORATED

/s/ Israel J. Floyd

Israel J. Floyd
Corporate Secretary & General Counsel